Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 230,000,001
Previously Paid Amount	0
Total Fee Amount	33,948.01
Total Offset Amount	0
Net Fee	$ 33,948.01